                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 OCTOBER 4, 1999


                                INTERSPEED, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                         0-27401                04-3333365
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)    (IRS employer
        of incorporation)                                    identification no.)


               39 HIGH STREET, NORTH ANDOVER, MASSACHUSETTS 01845
               --------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 688-6164

ITEM 5 - OTHER EVENTS

     Interspeed, Inc. (the "Company") issued a press release on October 4, 1999 related to its fourth quarter revenue. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     Exhibit 99.1 - Press Release of Interspeed, Inc., dated October 4, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERSPEED, INC.



Date: October 7, 1999                   By:   /S/ STEPHEN A. IDE
                                             ----------------------------------
                                             Name: Stephen A. Ide
                                             Title: President

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

Exhibit 99.1 -        Press Release of Interspeed, Inc., dated October 4, 1999.